CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934 on Form l0-K, for the year ended June 30, 2000, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this day of August, 2000.

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Marcus C. Bennett

Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or1l5(d) of the Securities Exchange Act of l934 on Form l0-K, for the year ended June 30, 2000, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this day of August, 2000.

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William S. Dietrich II

Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934 on Form l0-K, for the year ended June 30, 2000, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this day of August, 2000.

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C. McCollister Evarts, M.D.

Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934 on Form l0-K, for the year ended June 30, 2000, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this day of August, 2000.

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Michael Fitzpatrick

Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934 on Form l0-K, for the year ended June 30, 2000, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this day of August, 2000.

________________________________

William J. Hudson, Jr.

Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934 on Form l0-K, for the year ended June 30, 2000, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this day of August, 2000.

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Robert J. Lawless

Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934 on Form l0-K, for the year ended June 30, 2000, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 19th day of September 2000.

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Marlin Miller, Jr.

Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section l3 or l5(d) of the Securities Exchange Act of l934 on Form l0-K, for the year ended June 30, 2000, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this day of August, 2000.

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Robert N. Pokelwaldt

Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934 on Form l0-K, for the year ended June 30, 2000, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this day of August, 2000.

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Peter C. Rossin

Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section13 or 15(d) of the Securities Exchange Act of l934 on Form l0-K, for the year ended June 30, 2000, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 19th day of September 2000.

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Kathryn C. Turner

Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934 on Form l0-K, for the year ended June 30, 2000, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this day of August, 2000.

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Kenneth L. Wolfe

Director